UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 _______________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 24, 2008

                        CROSS ATLANTIC COMMODITIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                    333-1311294                   76-0768756
         ------                    -----------                   ----------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)


                  4581 Weston Road Suite #273 Weston, FL 33331
                  --------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (954) 678-0698
                                 --------------
              (Registrant's telephone number, including area code)



                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note:

         This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange Commission on June 24, 2008, by Cross Atlantic Commodities, Inc., to correct the stated par value of the preferred shares referred to in Item 5.03 below that was erroneously stated in the Initial 8-K.

         Except for the Amendment described above, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Initial 8-K which are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On June 24, 2008, the Company filed a Certificate of Correction with the Secretary of State of the State of Nevada therein revising the Amendment. In the Certificate of Correction, the number of authorized shares of Common Stock was increased from 200 million (200,000,000) to 1.0 billion (1,000,000,000) and the par value of the Common Stock was changed from $0.01 per share to $0.0001 per share, and the number of authorized shares of Preferred Stock remained the same at 20 million (20,000,000) and the par value of the Preferred Stock was changed from no par value to $0.0001 par value, effective on July 14, 2008.

Item 9.01    Financial Statements and Exhibits.

        (c)  Exhibits -

------------- ------------------------------------------------------------------
Exhibit No.     Description
------------- ------------------------------------------------------------------
    3.1*        Certificate of Amendment, dated May 14, 2008, to the
                Certificate of Incorporation of Cross Atlantic Commodities,
                Inc.
------------- ------------------------------------------------------------------
    3.2*        Certificate of Correction, dated June 24, 2008, to the
                Amendment to the Certificate of Incorporation of the Cross
                Atlantic Commodities, Inc.
------------- ------------------------------------------------------------------

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K (File No.: 000-51857), filed with the Securities and Exchange Commission on June 24, 2006 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 7, 2008

                                               CROSS ATLANTIC COMMODITIES, INC.
                                               --------------------------------


                                               By: /s/ JORGE BRAVO
                                                  ------------------
                                               Name:   Jorge Bravo
                                               Title:  President